Exhibit 10.32

EXECUTION VERSION

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of December 23, 2019, made by each of the Grantors referred to below, in favor of TCW Asset Management Company LLC, a Delaware limited liability company, in its capacity as agent for the Secured Parties referred to below (in such capacity, together with its successors and assigns in such capacity, if any, the “Agent”).

RECITALS:

WHEREAS, Mondee Holdings, LLC, a Delaware limited liability company (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers and each other Person that becomes an “Additional Grantor” hereunder, each a “Grantor” and collectively, the “Grantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and the Agent are parties to that certain Financing Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”);

WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make certain term loans and revolving loans (each a “Loan” and collectively, the “Loans”) to the Borrowers;

WHEREAS, it is a condition precedent to the Lenders making any Loan and providing any other financial accommodation to the Borrowers pursuant to the Financing Agreement that each Grantor shall have executed and delivered this Agreement to the Agent for the benefit of the Secured Parties;

WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Agent and the Lenders to make and maintain the Loans and to provide other financial accommodations to the Borrowers pursuant to the Financing Agreement, the Grantors hereby jointly and severally agree with the Agent, for the benefit of the Secured Parties, as follows:

SECTION 1.Definitions.

(a)Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement that are defined in the Financing Agreement or in Article 8 or 9 of the Code and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

(b)The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Security Account”, “Software”, “Supporting Obligations” and “Tangible Chattel Paper”.

(c)As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Additional Collateral” has the meaning specified therefor in Section 4(a)(i) hereof.

“Additional Grantor” has the meaning specified therefor in Section 13(f) hereof.

“Agent” has the meaning specified therefor in the preamble hereto.

“Borrowers” has the meaning specified therefor in the Recitals hereto.

“Certificated Entities” has the meaning specified therefor in Section 5(m) hereof. “Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Collateral” has the meaning specified therefor in Section 2 hereof.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright.

“Copyrights” means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression (including computer software and internet website content) now or hereafter owned, acquired, developed or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Excluded Accounts” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Excluded Foreign Equity Interests” means any Investment Property consisting of Equity Interests in excess of 65% of the total outstanding voting stock of any Immaterial Foreign Subsidiary.

“Excluded Property” means (a) (i) any lease, license or other agreement or (ii) any assets that are subject to a purchase money Lien or capital lease permitted under the Financing Agreement, in each case, to the extent, but only to the extent, that a grant of a security interest therein would, under the express terms of such lease, license or agreement, result in a breach of the terms of, or constitute a default under, such lease, license or agreement (other than to the extent that any such term (A) has been waived or (B) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (1) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and the applicable Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect and (2) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Agent’s unconditional continuing security interest in and liens upon any rights or interests of the applicable Grantor in or to the proceeds of, or any monies due or to become due under, any such lease, license or agreement, (b) Excluded Accounts, (c) the Excluded Foreign Equity Interests of any Immaterial Foreign Subsidiary, but only to the extent and for as long as such Immaterial Foreign Subsidiary is not a Loan Party; provided, that immediately upon such Immaterial Foreign Subsidiary becoming a Loan Party pursuant to Section 7.01(b) of the Financing Agreement, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, the Excluded Foreign Equity Interests of such Immaterial Foreign Subsidiary, (d) those assets as to which the Agent reasonably determines that the cost, burden, difficulty or consequence of obtaining such a security interest therein is excessive in relation to the benefit to the Agent and the Lenders of the security to be afforded thereby, (e) assets to the extent a security interest in such assets in favor of the Secured Parties would reasonably be expected to result in material adverse tax consequences (including, without limitation, as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction), as reasonably determined by the Agent, (f) Excluded Trademark Collateral, and (g) Intellectual Property of the Borrower or any other Grantor that if pledged, would cause the invalidation, lapse, forfeiture, dedication to the public or abandonment of such asset under Requirements of Law.

“Excluded Trademark Collateral” means all United States “intent to use” trademark applications for registration of the trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto; provided, however, after the expiration of the period in which the grant of a security interest therein would impair the validity or enforceability of said intent to use trademark application under federal law, then such trademark application shall cease to be “Excluded Trademark Collateral” and shall automatically be subject to the Lien and security interests granted hereby and to the terms and provisions of this Agreement as “Collateral”.

“Financing Agreement” has the meaning specified therefor in the Recitals hereto.

“Foreign Subsidiary” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Grantors” has the meaning specified therefor in the Recitals hereto.

“Indemnitee” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Intellectual Property” means all Copyrights, Patents, Trademarks and Other Intellectual Property.

“Irrevocable Proxy” has the meaning specified therefor in Section 4(a)(i) hereof.

“Lenders” has the meaning specified therefor in the Recitals hereto.

“Licenses” means the Copyright Licenses, the Patent Licenses and the Trademark Licenses, but excluding (i) all “shrink-wrap”, “click-wrap” or similar nonexclusive, royalty-free licenses to off-the-shelf, generally commercially available software on similar standard terms, (ii) all non-exclusive licenses to access and use the functionality of off-the-shelf, generally commercially available software, coding or other materials on a hosted or “software-as-a-service” basis, and (iii) all licenses for software, coding or other materials that is distributed as “free software” (as defined by the Free Software Foundation) or “open source software” (as defined by the Open Source Initiative) or is otherwise distributed publicly in source code form.

“Loans” has the meaning specified therefor in the Recitals hereto.

“Obligations” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Other Intellectual Property” means all trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and privacy and other general intangibles of like nature, now or hereafter acquired, owned, developed or used by any Grantor.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques,

processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof, and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Perfection Requirements” has the meaning specified therefor in Section 5(j) hereof.

“Pledge Amendment” has the meaning specified therefor in Section 4(a)(ii) hereof.

“Pledged Debt” means the indebtedness described in Schedule VII hereto and all indebtedness from time to time owned or acquired by a Grantor, the Promissory Notes and other Instruments evidencing any or all of such indebtedness, and all interest, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Pledged Interests” means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.

“Pledged Issuers” means, collectively, (a) the issuers of the shares of Equity Interests described in Schedule VIII hereto and (b) any other issuer of Equity Interests at any time and from time to time owned or acquired by a Grantor whose shares of Equity Interests are required to be pledged as Collateral under this Agreement.

“Pledged Partnership/LLC Agreement” has the meaning specified therefor in Section 6(k)(ii) hereof.

“Pledged Shares” means (a) the shares of Equity Interests of the Pledged Issuers, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, (b) the certificates representing such shares of Equity Interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and (c) without affecting the obligations of any Grantor under any provision prohibiting such action under this Agreement, the Financing Agreement or any other Loan Document, in the event of any consolidation or merger involving any Pledged Issuer and in which such Pledged Issuer is not the surviving entity or any division of any Pledged Issuer, all Equity Interests of the successor entity formed by or resulting from such consolidation, merger or division.

“Registered” means, with respect to Intellectual Property, issued, registered, renewed or the subject of a pending application.

“Registration Page” has the meaning specified therefor in Section 4(a)(i) hereof.

“Secured Party” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Secured Obligations” has the meaning specified therefor in Section 3 hereof.

“Security Agreement Supplement” has the meaning specified therefor in Section 13(f) hereof.

“Termination Date” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Titled Collateral” means all Collateral for which the title to such Collateral is governed by a Certificate of Title or certificate of ownership, including, without limitation, all motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) for which the title to such motor vehicles is governed by a Certificate of Title or certificate of ownership.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2.Grant of Security Interest. As collateral security for the payment, performance and observance of all of the Secured Obligations, each Grantor hereby pledges and assigns to the Agent (and its agents and designees), and grants to the Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in, all personal property and Fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the “Collateral”):

(a)all Accounts;

(b)all Chattel Paper (whether tangible or electronic);

(c)all Commercial Tort Claims, including, without limitation, the Commercial Tort Claims described in Schedule VI hereto;

(d)all Deposit Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of the Agent or any Lender or any affiliate, representative, agent or participant of the Agent or any Lender;

(e)all Documents;

(f)all General Intangibles (including, without limitation, all Payment Intangibles, Intellectual Property and Licenses);

(g)all Goods, including, without limitation, all Equipment, Fixtures and Inventory;

(h)all Instruments (including, without limitation, Promissory Notes);

(i)all Investment Property;

(j)all Letter-of-Credit Rights;

(k)all Pledged Interests;

(l)all Supporting Obligations;

(m)all Additional Collateral;

(n)all other tangible and intangible personal property and Fixtures of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and

(o)all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case, howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Notwithstanding anything contained herein or in the other Loan Documents to the contrary, no Excluded Property shall constitute “Collateral” under this Agreement.

The Grantors agree that the pledge of the shares of Equity Interests (other than Excluded Foreign Equity Interests) of any Pledged Issuer who is a Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges, or other similar agreements or instruments, executed and delivered by the relevant Grantors in favor of the Agent, which pledge agreements will provide for the pledge of such shares of Equity Interests in accordance with the laws of the applicable foreign jurisdiction. With respect to such shares of Equity Interests, the Agent may, at any time and from time to time, in its sole discretion, take actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Equity Interests.

SECTION 3.Security for Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Secured Obligations”):

(a)the prompt payment by each Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by the Borrowers in respect of the Financing Agreement and/or the other Loan Documents, including, without limitation, (i) all Obligations, (ii) in the case of a Guarantor, all amounts from time to time owing by such Grantor in respect of its guaranty made pursuant to Article XI of the Financing Agreement or under any other Guaranty to which it is a party, including, without limitation, all obligations guaranteed by such Grantor and (iii) all interest, fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document (including, without limitation, all interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts that accrue after the commencement of any Insolvency Proceeding of any Loan Party, whether or not the payment of such interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding); and

(b)the prompt payment and due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of this Agreement and any other Loan Document.

SECTION 4.Delivery of the Pledged Interests.

(a)(i) All Promissory Notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Agent within 10 Business Days of the Effective Date (or such later date as may be permitted by the Agent in its sole discretion). All other Promissory Notes, certificates and Instruments constituting Pledged Interests from time to time required to be pledged to the Agent pursuant to the terms of this Agreement or the Financing Agreement (the “Additional Collateral”) shall be delivered to the Agent promptly upon, but in any event within 10 Business Days of, receipt thereof by or on behalf of any of the Grantors. All such Promissory Notes, certificates and Instruments shall be (A) held by or on behalf of the Agent pursuant hereto, (B) delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment executed in blank and (C) with respect to any Pledged Shares, accompanied by (1) a duly executed irrevocable proxy coupled with an interest, in substantially the form of Exhibit D hereto (an “Irrevocable Proxy”), and (2) a duly acknowledged Equity Interest registration page, in blank, from each Pledged Issuer, substantially in the form of Exhibit E hereto, or otherwise in form and substance satisfactory to the Agent (a “Registration Page”), all in form and substance reasonably satisfactory to the Agent. If any Pledged Interests consist of uncertificated securities, unless the immediately following two sentences are applicable thereto, such Grantor shall cause (x) the Agent (or its designated custodian or nominee) to become the registered holder thereof, or (y) each issuer of such securities to agree that it will comply with instructions originated by the Agent with respect to such securities without further consent by such Grantor. With respect to Pledged Interests consisting of Pledged Shares that are uncertificated on the Effective Date or when otherwise pledged hereunder, within 10 Business Days (or such later date as may be permitted by the Agent in its sole discretion) of the Effective Date or the date of such pledge (as applicable), the applicable Grantor shall deliver to the Agent (I) a duly executed Irrevocable Proxy and (II) a duly executed Registration Page, each in form and substance reasonably satisfactory to the Agent. If any Pledged Interests consist of security entitlements, such Grantor shall (x) transfer such security entitlements to the Agent (or its custodian, nominee or other designee), or (y) cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Agent without further consent by such Grantor.

(ii)Within 10 Business Days of the receipt by a Grantor of any Additional Collateral, a pledge amendment duly executed by such Grantor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”), shall be delivered to the Agent, in respect of the Additional Collateral that must be pledged pursuant to this Agreement or the Financing Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VII and VIII hereto. Each Grantor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Promissory Notes, certificates or Instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Interests and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

(b)If any Grantor shall receive, by virtue of such Grantor being or having been an owner of any Pledged Interests, any Additional Collateral consisting of any (i) Equity Interest certificate (including, without limitation, any certificate representing an Equity Interest dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, division, sale of assets, combination of shares, stock split, spin-off or split-off), Promissory Note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends or distributions payable in cash (except such dividends and/or distributions permitted to be retained by any such Grantor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Grantor shall receive such Equity Interest certificate, Promissory Note, Instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from such Grantor’s other property and shall promptly deliver it to the Agent, in the exact form received, with any necessary indorsement and/or instrument of transfer or assignment executed in blank (and, in the case of any Additional Collateral described in clause (b)(i) above, with an Irrevocable Proxy and Registration Page with respect to any such Additional Collateral), all in form and substance reasonably satisfactory to the Agent, to be held by the Agent as Pledged Interests.

SECTION 5.Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows:

(a)Schedule I hereto sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Grantor, (ii) the jurisdiction of organization of each Grantor, (iii) the type of organization of each Grantor and (iv) the organizational identification number of each Grantor (or states that no such organizational identification number exists). The Perfection Certificate, dated December 23, 2019, a copy of which has been previously delivered to the Agent, is true, complete and correct in all respects.

(b)All Equipment, Fixtures, Inventory and other Goods now existing are, and all Equipment, Fixtures, Inventory and other Goods hereafter existing will be, located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with Section 6(b)). Each Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by each Grantor and (ii) the name of, and each trade name used by, each Person from which such Grantor has acquired any substantial part of the Collateral within five years of the date hereof.

(c)Each Grantor has delivered to the Agent true, complete and correct copies of each material License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the material Licenses existing on the date of this Agreement. Each such material License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its Affiliates in respect thereof. Each material License now existing is, and each other material License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally. No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party. No party to any material License has given any Grantor notice of its intention to cancel, terminate or fail to renew any material License.

(d)Schedule II hereto sets forth a complete and accurate list of all Registered Intellectual Property owned by each Grantor as of the date hereof. All such Registered

Intellectual Property is, to the actual knowledge of the Grantor, subsisting and in full force and effect, has not been adjudged invalid or unenforceable, and, is valid and enforceable and has not been abandoned in whole or in part. No Registered Intellectual Property owned by any Grantor conflicts with the rights of others to any Intellectual Property and no Grantor is now infringing or in conflict with any such rights of others, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict with any such properties, assets and rights owned by any Grantor, except for infringements and conflicts that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Grantor has received any notice that it is violating or has violated the Intellectual Property rights of any third party.

(e)Unless in each case such as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) none of the Other Intellectual Property of any Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (ii) no employee, independent contractor or agent of any Grantor has misappropriated any Other Intellectual Property of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of any Grantor is in default or breach of any term of any employment agreement, nondisclosure agreement, assignment of inventions agreement or similar agreement, or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property.

(f)The Pledged Issuers set forth in Schedule VIII that are Subsidiaries of a Grantor are such Grantor’s only Subsidiaries. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VIII hereto (including with respect of the Excluded Foreign Equity Interests), the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of Equity Interests constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.

(g)The Promissory Notes evidencing the Pledged Debt have been, and all other Promissory Notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such Promissory Notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(h)The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Liens except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed to perfect or protect any Permitted Lien.

(i)The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or Contractual Obligation binding on or otherwise affecting any Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.

(j)No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by any Grantor of this Agreement, (ii) the grant by any Grantor of the security interest purported to be created hereby in the Collateral under the UCC or (iii) the exercise by the Agent of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of the appropriate Assignment of Security Interest, substantially in the form of Exhibit B hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (D) with respect to the perfection of the security interest created hereby in Titled Collateral, for the submission of an appropriate application requesting that the Lien of the Agent be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the applicable Grantor, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate Governmental Authority, (E) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (F) the Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A) -- (F), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(k)As of the date hereof, no Grantor holds any Commercial Tort Claims in respect of which a claim with an asserted value in excess of $500,000 has been filed in a court of law or a written notice by an attorney has been given to a potential defendant, except for such claims described in Schedule VI.

(l)This Agreement creates a legal, valid and enforceable security interest in favor of the Agent, for the benefit of the Secured Parties, in the Collateral, as security for the Secured Obligations. The Perfection Requirements result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject in priority only to the Permitted Liens, and the recording of such instruments of assignment described above. Such Perfection Requirements and all other action necessary or desirable to perfect and protect such security interest have been duly made or taken, except for (i) the Agent’s having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral after the date hereof, (ii) the Agent’s having control of all Deposit Accounts, Electronic Chattel Paper, Investment Property

or Letter-of-Credit Rights constituting Collateral after the date hereof, and (iii) the other filings and recordations and actions described in Section 5(j) hereof.

(m)Each Grantor and any of its Subsidiaries that is a partnership or a limited liability company with certificated Equity Interests, has irrevocably opted into (and has caused each of its Subsidiaries that is a partnership or a limited liability company with certificated Equity Interests, and a Pledged Issuer to opt into) Article 8 of the relevant Uniform Commercial Code (collectively, the “Certificated Entities”). Such interests are securities for purposes of Article 8 of the relevant Uniform Commercial Code. With respect to each Grantor and its Subsidiaries that is a partnership or a limited liability company and is not a Certificated Entity, the partnership interests or membership interests of each such Person are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) evidenced by a certificate.

SECTION 6.Covenants as to the Collateral. In accordance with Section 7.01 of the Financing Agreement, during the period from the Effective Date until the Termination Date, unless the Agent shall otherwise consent in writing:

(a)Further Assurances. Each Grantor will take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) at the request of the Agent, marking conspicuously all Chattel Paper, Instruments and all of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Chattel Paper, Instrument or Records is subject to the security interest created hereby, (B) if any Account shall be evidenced by a Promissory Note or other Instrument or Chattel Paper, delivering and pledging to the Agent such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (D) with respect to Registered Intellectual Property hereafter existing and not covered by an appropriate security interest grant, the executing and recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, appropriate instruments granting a security interest, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, (E) delivering to the Agent Irrevocable Proxies and Registration Pages in respect of the Pledged Interests, (F) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (G) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim with an asserted value in excess of $500,000, immediately notifying the Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, (H) upon the acquisition after the date hereof by any Grantor of any Titled Collateral (other than Equipment that is subject to a purchase money security interest that constitutes a Permitted Lien under the Financing Agreement), immediately notifying the Agent of such acquisition, setting forth a description of the Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and if so requested by the Agent, immediately causing the Agent to be listed as the lienholder on such Certificate of Title or certificate of ownership and delivering evidence of the same to the Agent, and (I) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction. No Grantor shall take or fail to take any action which could materially impair the validity or enforceability of the Agent’s security interest in and Lien on any Collateral.

(b)Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory at the locations specified in Schedule III hereto or, upon not less than 30 days’ prior written notice to the Agent accompanied by a new Schedule III hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Grantors may elect, provided that (i) all action has been taken to grant to the Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens) in favor of the Agent, for the benefit of the Secured Parties, and (ii) the Agent’s rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

(c)Condition of Equipment. Each Grantor will promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $250,000 to any Equipment.

(d)Provisions Concerning the Accounts and the Material Licenses.

(i)Each Grantor will, except as otherwise provided in this subsection (d), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor will take such commercially reasonable actions as such Grantor may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Agent that the Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (x) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (y) if any Event of Default shall have occurred and be continuing, applied as specified in the Financing Agreement, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. Any such securities, cash, investments and other items so received by the Agent or its designated agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Secured Obligations or distributed in accordance with Section 9 hereof.

(ii)Upon the occurrence and during the continuance of any breach or default under any material License by any party thereto other than a Grantor, the relevant Grantor will, promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto.

(iii)Each Grantor will, at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to any material License (A) declares a breach or default by a Grantor of any material term thereunder or (B) terminates such material License, together with a copy of any reply by such Grantor thereto.

(iv)Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action necessary to maintain the material Licenses in full force and effect.

(e)Notices and Communications; Defense of Title; Amendments;  Equity Issuances. Each Grantor will

(i)at the Grantors’ joint and several expense, promptly deliver to the Agent a copy of each notice or other communication received by it in respect of the Pledged Interests;

(ii)at the Grantors’ joint and several expense, defend the Agent’s right, title and security interest in and to the Pledged Interests against the claims of any Person, keep the Pledged Interests free from all Liens (except Permitted Liens), and not sell, exchange, transfer, assign, lease or otherwise dispose of the Pledged Interests or any interest therein, except as permitted under the Financing Agreement and the other Loan Documents;

(iii)not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than as expressly permitted under the Financing Agreement; and

(iv)not permit the issuance of (A) any additional shares of any class of Equity Interests of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Equity Interests or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Equity Interests, in each case, other than as permitted under the Financing Agreement.

(f)Intellectual Property.

(i)If applicable, each Grantor has duly executed and delivered the applicable Assignment of Security Interest in the form attached hereto as Exhibit B. Except as provided in subsection (ii) below, each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all commercially reasonable action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated.

(ii)Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as any other Intellectual Property that is in full force, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.

(iii)Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in clause (ii) above), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (A) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Agent and (B) to the extent the Grantors shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such Intellectual Property.

(iv)Each Grantor shall furnish to the Agent statements and schedules further identifying and describing the Registered Intellectual Property and material Licenses and such other reports in connection with the Registered Intellectual Property and material Licenses as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent, following receipt by the Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedule II hereto to include any

Registered Intellectual Property and material Licenses, as the case may be, which become part of the Collateral under this Agreement, and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Agent, desirable to subject such Registered Intellectual Property and material Licenses to the Lien and security interest created by this Agreement.

(v)Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, (A) no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Agent, and (B) if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(vi)In the event that any Grantor shall (A) file or obtain rights to any new Registered Trademarks, (B) file or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing Patent or any improvement thereof (whether pursuant to any license or otherwise), (C) file or become entitled to the benefit of any rights with respect to any Registered Copyright, or (D) obtain rights to or develop new Other Intellectual Property, the provisions of Section 2 hereof shall automatically apply thereto. Such Grantor shall give to the Agent prompt notice for such item of Registered Intellectual Property in accordance with the terms of this Agreement and the Financing Agreement.

(vii)Each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating to such Intellectual Property or represented thereby, and each Grantor hereby appoints the Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the Termination Date.

(g)Deposit, Commodities and Securities Accounts. In accordance with Section 8 of the Financing Agreement, each Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Agent (or its designee) on or prior to the Control Agreement Deadline a Control Agreement, in form and substance satisfactory to the Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Agent, pursuant to which such institution shall irrevocably agree (unless otherwise agreed to by the Agent), among other things, that (i) it will comply at any time with the instructions originated by the Agent (or its designee) to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Agent (or its designee) will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Agent (or its designee), and (iii) any right of set off, banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Agent (or its designee). The provisions of this Section 6(g) shall not apply to any Excluded Accounts.

(h)Titled Collateral.

(i)Each Grantor shall (a) cause all Collateral, now owned or hereafter acquired by any Grantor, which under applicable law are required to be registered, to be properly registered in the name of such Grantor, (b) cause all Titled Collateral, to be properly titled in the name of such Grantor, and if requested by the Agent, with the Agent’s Lien noted thereon and (c) if requested by the Agent, promptly deliver to the Agent (or its custodian) originals of all such Certificates of Title or certificates of ownership for such Titled Collateral, with the Agent’s Lien noted thereon.

(ii)Upon the acquisition after the date hereof by any Grantor of any Titled Collateral (other than Equipment to be acquired that is subject to a purchase money security interest that constitutes a Permitted Lien under the Financing Agreement), such Grantor shall immediately notify the Agent of such acquisition, set forth a description of such Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and if so requested by the Agent, immediately deliver to the Agent (or its custodian) originals of the Certificates of Title or certificates of ownership for such Titled Collateral, together with the manufacturer’s statement of origin, and an application duly executed by the appropriate Grantor to evidence the Agent’s Lien thereon.

(iii)Each Grantor hereby appoints the Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate Governmental Authority to enable Titled Collateral now owned or hereafter acquired by such Grantor to be amended to reflect the Agent listed as lienholder thereof, (B) filing such applications with such Governmental Authority, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Agent may deem necessary or advisable to accomplish the purposes of this Section 6(h) (including, without limitation, for the purpose of creating in favor of the Agent a perfected Lien on such Titled Collateral and exercising the rights and remedies of the Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until the Termination Date.

(iv)With respect to motor vehicles, any Certificates of Title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(v)So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Agent as lienholder on any Certificate of Title or certificate of ownership for any Titled Collateral; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by the Agent of a certificate from such Grantor, stating that the Titled Collateral, the Lien on which is to be released, is to be sold in accordance with the terms of the Financing Agreement or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by the Financing Agreement to be paid to the Agent to be applied to the Secured Obligations and, to the extent required by the Financing Agreement, any proceeds of such sale or casualty loss shall be paid to the Agent hereunder to be applied to the Secured Obligations in accordance with the terms of the Financing Agreement.

(vi)Control. Each Grantor hereby agrees to take any or all action that the Agent may reasonably request in order for the Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following Collateral: (i) after the Control Agreement Deadline, Deposit Accounts, (ii) Securities Accounts; (iii) Electronic Chattel Paper, (iv) Investment Property and (v) Letter-of-Credit Rights. Each Grantor hereby acknowledges and agrees that any agent or designee of the Agent shall be deemed to be a “secured party” with respect to the Collateral under the control of such agent or designee for all purposes.

(i)Records; Inspection and Reporting.

(i)Each Grantor shall keep adequate records concerning the Accounts, Chattel Paper and Pledged Interests.

(ii)Except as otherwise expressly permitted by Section 6(b), no Grantor shall, without the prior written consent of the Agent, amend, modify or otherwise change (A) its name, organizational identification number or FEIN (B) its jurisdiction of organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule III hereto. Each Grantor shall immediately notify the Agent upon obtaining an organizational identification number, if on the date hereof, such Grantor did not have such identification number.

(j)Partnership and Limited Liability Company Interests.

(i)Except with respect to partnership interests and limited liability company interests evidenced by a certificate, which certificate has been pledged and delivered to the Agent pursuant to Section 4 hereof, no Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such Subsidiary’s partnership interests or membership interests to (A) be dealt in or traded on securities exchanges or in securities markets, (B) become a security for purposes of Article 8 of any relevant Uniform Commercial Code, (C) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (D) be evidenced by a certificate. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.

(ii)Each Grantor covenants and agrees that each limited liability agreement, operating agreement, membership agreement, partnership agreement or similar agreement to which a Grantor is a party and relating to any Pledged Interests (as amended, restated, supplemented or otherwise modified from time to time, each a “Pledged Partnership/LLC Agreement”) is hereby amended by this Section 6(k) (A) to permit each member, manager and partner that is a Grantor (1) to pledge all of the Pledged Interests in which such Grantor has rights, (2) to grant and collaterally assign to the Agent, for the benefit of each Secured Party, a lien on and security interest in such Pledged Interests and (3) to, upon any foreclosure by the Agent on such Pledged Interests (or any other sale or transfer of such Pledged Interests in lieu of such foreclosure), transfer to the Agent (or to the purchaser or other transferee of such Pledged Interests in lieu of such foreclosure) its rights and powers to manage and control the affairs of the applicable Pledged Issuer, in each case, without any further consent, approval or action by any other party, including, without limitation, any other party to any Pledged Partnership/LLC Agreement or otherwise and (B) to provide that (1) the bankruptcy or insolvency of such Grantor shall not cause such Grantor to cease to be a holder of such Pledged Interests, (2) upon the occurrence of such an event, the applicable Pledged Issuer shall continue without dissolution and (3) such Grantor waives any right it might have to agree in writing to dissolve the applicable Pledged Issuer upon the bankruptcy or insolvency of such Grantor, or the occurrence of an event that causes such Grantor to cease to be a be a holder of such Pledged Interests.

(iii)Upon the occurrence and during the continuance of an Event of Default, the Agent or its designee shall have the right (but not the obligation) to be substituted for the applicable Grantor as a member, manager or partner under the applicable Pledged Partnership/LLC Agreement, and the Agent or its designee shall have all rights, powers and benefits of such Grantor as a member, manager or partner, as applicable, under such Pledged Partnership/LLC Agreement in accordance with the terms of this Section 6(k). For avoidance of doubt, such rights, powers and benefits of a substituted member, manager or partner shall include all voting and other rights and not merely the rights of an economic interest holder.

(iv)During the period from the Effective Date until the Termination Date, no further consent, approval or action by any other party, including, without limitation, any other party to the applicable Pledged Partnership/LLC Agreement or otherwise shall be necessary to permit the Agent or its designee to be substituted as a member, manager or partner pursuant to this Section 6(k). The rights, powers and benefits granted pursuant to this paragraph shall inure to the benefit of the Agent, on its own behalf and on behalf of each other Secured Party, and each of their respective successors, assigns and designees, as intended third party beneficiaries.

(v)Each Grantor and each applicable Pledged Issuer agrees that during the period from the Effective Date until the Termination Date, no Pledged Partnership/LLC Agreement shall be amended to be inconsistent with the provisions of this Section 6(k) without the prior written consent of the Agent.

SECTION 7.Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.

(a)So long as no Event of Default shall have occurred and be continuing:

(i)each Grantor may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents; provided, however, that (A) no Grantor will exercise or refrain from exercising any such right, as the case may be, if the Agent gives such Grantor notice that, in the Agent’s judgment, such action (or inaction) could reasonably be expected to violate the terms of any Loan Document or have a

Material Adverse Effect and (B) each Grantor will give the Agent at least 5 Business Days’ notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which could reasonably be expected to adversely affect the value, liquidity or marketability of any Collateral or the creation, perfection and priority of the Agent’s Lien thereon; and

(ii)each Grantor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Agent, to hold as, Pledged Interests and shall, if received by any of the Grantors, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of the Grantors, and shall be forthwith delivered to the Agent in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated stock powers duly executed in blank, to be held by the Agent as Pledged Interests and as further collateral security for the Secured Obligations.

(b)Upon the occurrence and during the continuance of an Event of Default:

(i)all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments, and the Agent (personally or through an agent) shall thereupon be solely authorized and empowered to transfer and register in the Agent’s name, or in the name of the Agent’s nominee, the whole or any part of the Pledged Interests, it being acknowledged by each Grantor that such transfer and registration may be effected by the Agent by the delivery of a Registration Page to the Grantor or to the Pledged Issuer, as applicable, reflecting the Agent or its designee as the holder of such Pledged Interests, or otherwise by the Agent through its irrevocable appointment as attorney-in-fact pursuant to Section 8 hereof;

(ii)the Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Agent (or its designee) and may collect any and all moneys due or to become due to any Grantor in respect of the Pledged Debt, and each of the Grantors hereby authorizes each such debtor to make such payment directly to the Agent (or its designee) without any duty of inquiry;

(iii)without limiting the generality of the foregoing, the Agent may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, division, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

(iv)all dividends, distributions, interest and other payments that are received by any of the Grantors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantors, and shall be forthwith paid over to the Agent as Pledged Interests in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated Equity Interest powers duly executed in blank, to be held by the Agent as Pledged Interests and as further collateral security for the Secured Obligations.

SECTION 8.Additional Provisions Concerning the Collateral.

(a)To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Agent to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Agent may determine, regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Uniform Commercial Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Agent has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)Each Grantor hereby irrevocably appoints the Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent’s discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent pursuant to the Financing Agreement, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of each Secured Party with respect to any Collateral, (vi) to execute assignments, licenses and other documents to enforce the rights of each Secured Party with respect to any Collateral, (vii) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent (in its sole discretion), and such payments made by the Agent shall constitute additional Secured Obligations of such Grantor to the Agent, be due and payable immediately without demand, and shall bear interest from the date payment of said amounts is demanded at the Post-Default Rate, and (viii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral; provided that the authorizations in clauses (i) – (vi) and clause (viii) of this Section 8(b) may only be used by the Agent during the continuance of an Event of Default. This power is coupled with an interest and is irrevocable until the Termination Date.

(c)For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby (i) grants to the Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now or hereafter owned by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; and (ii) assigns to the Agent, to the extent assignable, all of its rights to any Intellectual Property now or hereafter licensed or used by any Grantor. Each Grantor hereby releases the Agent from, and indemnifies the Agent against, any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney, proxy or license, granted herein other than actions taken or omitted to be taken through the Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)If any Grantor fails to perform any agreement or obligation contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Agent, and the fees and expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 10 hereof constitute additional Secured Obligations of the Grantor to the Agent, be due and payable immediately without demand and bear interest from the date payment of said amounts is demanded at the Post-Default Rate.

(e)The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to any of the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters. The Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

(f)Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise in respect of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or otherwise in respect of the Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g)The Agent may at any time in its discretion (i) without notice to any Grantor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of such Grantor under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.

SECTION 9.Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)The Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Agent’s name or into the name of its nominee or nominees (to the extent the Agent has not theretofore done so) and thereafter receive, for the benefit of each Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent that is reasonably convenient to both parties, and the Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices, at any exchange or broker’s board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least 5 days’ prior notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. If the Agent sells any of the Collateral upon credit, the Grantors will be credited only with payments actually received by the Agent from the purchaser thereof, and if such purchaser fails to pay for the Collateral, the Collateral may resell the Collateral and the Grantors shall be credited with proceeds of the sale. The Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against each Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (A) any such sale of the Collateral by the Agent shall be made without warranty, (B) the Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (C) the Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Agent (on behalf of itself and each Secured Party) and (D) such actions set forth in clauses (A), (B) and (C) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (1) upon written notice to any Grantor from the Agent, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Agent may, at any time and from time to time, upon 5 days’ prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (3) the Agent may, at any time, execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)In the event that the Agent determines to exercise its right to sell all or any part of the Pledged Interests pursuant to Section 9(a) hereof, each Grantor will, at such Grantor’s expense and upon request by the Agent: (i) execute and deliver, and cause each issuer of such Pledged Interests and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) cause each issuer of such Pledged Interests to qualify such Pledged Interests under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Agent, (iii) cause each Pledged Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Interests valid and binding and in compliance with applicable law. Each Grantor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent by reason of the failure by any Grantor to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if any Grantor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Interests on the date the Agent demands compliance with this Section 9(b); provided, however, that the payment of such amount shall not release any Grantor from any of its obligations under any of the other Loan Documents.

(c)Notwithstanding the provisions of Section 9(b) hereof, each Grantor recognizes that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Grantor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

(d)Any cash held by the Agent (or its agent or designee) as Collateral and all Cash Proceeds received by the Agent (or its agent or designee) in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral, the Agent may, in the discretion of the Agent, be held by the Agent (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part by the Agent against, all or any part of the Secured Obligations in such order as the Agent shall elect, consistent with the provisions of the Financing Agreement. Any surplus of such cash or Cash Proceeds held by the Agent (or its agent or designee) and remaining after the Termination Date shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(e)In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which each Secured Party is legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

(f)Each Grantor hereby acknowledges that if the Agent complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(g)The Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 10.Indemnity and Expenses.

(a)Each Grantor jointly and severally agrees to defend, protect, indemnify and hold harmless the Agent and each other Indemnitee in accordance with Section 12.15 of the Financing Agreement.

(b)Each Grantor jointly and severally agrees to pay to the Agent costs and expenses in accordance with Section 12.04 of the Financing Agreement.

SECTION 11.Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Financing Agreement.

SECTION 12.Security Interest Absolute; Joint and Several Obligations.

(a)All rights of the Secured Parties, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Financing Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Secured Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

(b)Each Grantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Secured Obligation by any Borrower, (iii) notice of any actions taken by the Agent, any Lender, any Guarantor or any other Person under any Loan Document or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Secured Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving such Grantor of any such Grantor’s obligations hereunder and (v) any requirement that the Agent or any Lender protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any collateral.

(c)All of the obligations of the Grantors hereunder are joint and several. The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Secured Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

SECTION 13.Miscellaneous.

(a)No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor affected thereby and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Parties under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.

(c)This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the Termination Date and (ii) be binding on each Grantor all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code, and shall inure, together with all rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, each Secured Party may assign or otherwise transfer its respective rights and obligations under this Agreement and any other Loan Document to any other Person pursuant to the terms of the Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Parties herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any Secured Party shall mean the assignee of any such Secured Party. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

(d)After the occurrence of the Termination Date, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors, (ii) the Agent agrees to file UCC amendments on or promptly after the Termination Date to evidence the termination of the Liens so released and (iii) the Agent will, upon the Grantors’ request and at the Grantors’ cost and expense, (A) promptly return to the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) promptly execute and deliver to the Grantors such documents and make such other filings as the Grantors shall reasonably request to evidence such termination, without representation, warranty or recourse of any kind. In addition, upon any sale or disposition of any item of Collateral in a transaction expressly permitted under the Financing Agreement, the Agent agrees to execute a release of its security interest in such item of Collateral, and the Agent shall, upon the reasonable request of the Grantors and at the Grantors’ cost and expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such release, without representation, warranty or recourse of any kind.

(e)This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(f)Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I-VIII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VIII, respectively, hereto, and the Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

(g)THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT (I) AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND (II) TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(h)In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.

(i)Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.

(j)Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(l)This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

(m)For purposes of this Agreement, all references to Schedules I-VIII attached hereto shall be deemed to refer to each such Schedule as updated from time to time in accordance with the terms of this Agreement.

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

MONDEE, INC

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

C & H TRAVEL & TOURS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

SKYLINK TRAVEL SEO, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

TRANS AM TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

HARI-WORLD TRAVEL GROUP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

EXPLORETRIP IP HOLDINGS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

EXPLORETRIP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

MONDEE ACQUISITION COMPANY, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

TRANSWORLD TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

MONDEE HOLDINGS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

MONDEE HOLDINGS II, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

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LBF ACQUISITION CORPORATION, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

LBF TRAVEL HOLDINGS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

AVIA TRAVEL AND TOURS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ACCEPTED AND AGREED
as of the first above written:

TCW ASSET MANAGEMENT COMPANY LLC,
as Agent

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[SIGNATURE PAGE TO SECURITY AGREEMENT]

Schedule I

Legal Name; Organization; ID Number

	Name (i)	State of Incorporation (ii)	Type of Org (iii)	Org ID (iv)
1	C & H TRAVEL & TOURS, INC.	California	Corporation	C0952437
2	ExploreTrip IP Holdings, Inc.	Delaware	Corporation	5036855
3	ExploreTrip, Inc.	Delaware	Corporation	4884083
4	Hari-World Travel Group, Inc.	Delaware	Corporation	5188188
5	Mondee Acquisition Company, Inc.	Delaware	Corporation	5036856
6	Mondee Holdings, LLC	Delaware	Limited liability company	5036857
7	Mondee Holdings II, Inc.	Delaware	Corporation	5145485
8	Mondee, Inc.	Delaware	Corporation	5036854
9	SKYLINK TRAVEL, INC.	California	Corporation	C1388334
10	SKYLINK TRAVEL, INC.	Illinois	Corporation	55146934
11	SKYLINK TRAVEL INC.	New York	Corporation	886283
12	Skylink Travel SFO Inc.	California	Corporation	3354253
13	SKYLINK TRAVEL INC.	British Columbia, Canada	Corporation	88696 0681 RC001
14	Trans Am Travel, Inc.	Virginia	Corporation	03496478
15	TransWorld Travel, Inc.	Delaware	Corporation	4884083
16	LBF Acquisition Corporation, Inc.	Delaware	Corporation	7754296
17	LBF Travel Holdings, LLC	Delaware	Limited liability company	7754384
18	AVIA TRAVEL AND TOURS INC.	California	Corporation	C3789624

Schedule II

Trade Names; Registered Intellectual Property

Trade Names:

	Company Name	Trade names presently used	Former trade names
1	C & H TRAVEL & TOURS, INC.	Aavan Travel
2	Mondee, Inc.	TripPro, TripPlanet
3	LBF Travel Holdings, LLC	Avanti Management
4	AVIA TRAVEL AND TOURS INC.	Avia Travel Services	IT Travel and Tours, Inc. Marina Amezcuna, DBA EMA Travel Maria Delgado and Luis Delgado, DBA IT Tours and Travel

Material Licenses:

None.

Registered Intellectual Property:

Trademarks:

Description	Serial Number	Registration Number	Expiration Date	Notes on Ownership
C & H INTERNATIONAL	76/560957	2,918,603 (01/18/2005)	(01/18/2025)	Owner C & H TRAVEL & TOURS, INC.

2

Design	76/560956	2,918,602 (01/18/2005)	(01/18/2025)	Owner C & H TRAVEL & TOURS, INC.
TRIPPRO	85/638990	4,419,426 (10/15/2013)	(10/15/2023)	Owner MONDEE HOLDINGS, LLC
EXPLORETRIP	87/393864	5,358,706 (12/19/2017)	(12/19/2023)	Owner EXPLORETRIP INC.
TRIPPLANET	88/320228	Allowance Date: (08/27/2019)		Owner MONDEE, INC.
TRAVELATION	77/263140	3,526,433 (11/04/2008)		Owner LBF Travel Holdings, LLC
SMARTFARES	86/125535	4,563,664 (7/8/2014)	(07/08/2029)	Owner LBF Travel Holdings, LLC
HOTELWIZ	86/432865	4,879,604 (1/5/2016)	(01/05/2021)	Owner LBF Travel Holdings, LLC

Patents:

None.

Copyrights:

None.

3

Schedule III

Addresses for Equipment, Fixtures, Inventory and other Goods; Chief Executive Office and Place of Business Addresses

Addresses for Equipment, Fixtures, Inventory and other Goods:

Company/BorrowerLocation NameAddress (a)Owned/Leased

	Company/Borrower	Location Name	Address (a)	Owned/Leased
1	C & H TRAVEL & TOURS, INC.	C&H - Burlingame, CA	875 Mahler Road, Suite 251, Burlingame, CA 94010	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Los Angeles, CA	4929 Wilshire Blvd., Ste 310, Los Angeles, CA 90010	Leased
	C & H TRAVEL & TOURS, INC.	C&H - City of Industry, CA	18725 E. Gale Ave., Ste 217, City of Industry, CA 91748	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Rosemead, CA	7740 E. Garvey Ave., Unit B, Rosemead, CA 91770	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Rosemead, CA	7740 E. Garvey Ave., Unit D, Rosemead, CA 91770	Leased
	C & H TRAVEL & TOURS, INC.	C&H - San Diego, CA	8334 Clairemont Mesa Blvd., Ste 214, San Diego, Ca 92111	Leased
	C & H TRAVEL & TOURS, INC.	C&H - San Jose, CA	2025 Gateway Place, Ste. 210, San Jose, CA 95110	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Seattle, WA	1215 4Th Ave., Ste 308, Seattle, WA 98161	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Westminster, CA	9741 Bolsa Ave. Ste 215, Westminster, CA 92683	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Chicago, IL	218 South Wabash Ave., Suite 680, Chicago, IL 60604	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Dallas, TX	5550 LBJ Freeway, Ste 450, Dallas, TX 75240	Leased

4

	C & H TRAVEL & TOURS, INC.	C&H - Houston, TX	2825 Wilcrest Dr., Ste 208, Houston, TX 77042	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Atlanta, GA	1954 Airport Rd., Ste 288, Chamblee. GA 30341	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Boston, MA	373 Washington St., Ste. 1006, Boston, MA 02108	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Detroit, MI	27777 Franklin Rd., Ste 215, Southfield, MI 48034	Leased
	C & H TRAVEL & TOURS, INC.,	C&H - New York (Flushing), NY	36-44 Main St., Ste 4B, Flushing, NY 11354	Leased
	C & H TRAVEL & TOURS, INC.	C&H - Washington, D.C.	1749 Old Meadow Rd., Ste. 120, McLean, VA 22102	Leased
2	ExploreTrip IP Holdings, Inc.	ExploreTrip IP	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
3	ExploreTrip, Inc.	ExploreTrip	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
4	Hari-World Travel Group, Inc.	Hariworld - New York City	15W 36th Street, 4th Floor, New York, NY 10018	Leased
5	Mondee Acquisition Company, Inc.	Mondee Acquisition Company Headquarters	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
6	Mondee Group LLC	Mondee Group Headquarters	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
7	Mondee Holdings, LLC	Mondee Holdings Headquarters	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
8	Mondee Holdings II, Inc.	Mondee Holdings II Headquarters	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
9	Mondee, Inc.	Mondee, Inc. Headquarters	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
10	SKYLINK TRAVEL, INC.	Skylink Travel - California	18000 Studebaker Road, #330, Cerritos, CA 90703	Leased
11	SKYLINK TRAVEL, INC.	Skylink Travel - Illinois	4001 W. Devon Ave., Suite 405, Chicago, IL 60646	Leased

5

12	SKYLINK TRAVEL INC.	Skylink Travel - New York	15 W. 36th Street, 4th Floor, New York, NY 10018	Leased
13	SkyLink Travel SFO Inc.	Skylink Travel - SFO	951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
14	SKYLINK TRAVEL INC.	Skylink Travel Canada - Toronto	45 Sheppard Ave East, Suite 512, Toronto ON M2N 5W9	Leased
	SKYLINK TRAVEL INC.	Skylink Travel Canada - Vancouver	1200 West 73rd Avenue, Airport Square, Suite 185, Vancouver, BC V6P 6G5	Leased
15	Trans Am Travel, Inc.	TransAm Travel - Virginia	7013 Backlick Ct., Springfield, VA 22151	Leased
16	Transworld Travel, Inc,		951 Mariners Island Blvd., Ste. 130, San Mateo, CA 94404	Leased
17	Mondee, Inc.	Corporate Apartment	705 Widgeon St., Foster City, CA 94404	Leased
	Mondee, Inc.	Corporate Apartment	223 Bonita Lane., Foster City, CA 94404	Leased
18	LBF Travel Holdings, LLC	LBF Travel Headquarters	4545 Murphy Canyon Road Suite 210 San Diego, CA 92123	Leased
	LBF Travel Holdings, LLC	LBF Travel - Florida	1276 Tamiami Trail East Suite 501 Naples Fl, 34113	Leased
19	AVIA TRAVEL AND TOURS INC.	AVIA Headquarters	4940 Long Beach Blvd. Suite B, Long Beach, CA 90805	Leased

a. Location of the chief executive office:

	Company/Borrower	Location Name	Address	County/State/ZIP
1	C & H TRAVEL & TOURS, INC.	C&H Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
2	ExploreTrip IP Holdings, Inc.	ExploreTrip IP Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
3	ExploreTrip, Inc.	ExploreTrip Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
4	Hari-World Travel Group, Inc.	Hari-World Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

6

5	Mondee Acquisition Company, Inc.	Mondee Acquisition Company Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
6	Mondee Holdings, LLC	Mondee Holdings Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
7	Mondee Holdings II, Inc.	Mondee Holdings II Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
8	Mondee, Inc.	Mondee, Inc. Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
9	SKYLINK TRAVEL, INC.	Skylink (California) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
10	SKYLINK TRAVEL, INC.	Skylink (Illinois) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
11	SKYLINK TRAVEL INC.	Skylink (New York) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
12	Skylink Travel SFO Inc.	Skylink (SFO) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
13	SKYLINK TRAVEL INC.	Skylink (Canada) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
14	Trans Am Travel, Inc.	Trans Am Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
15	TransWorld Travel, Inc.	Transworld Travel Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
16	LBF Acquisition Corporation, Inc.	LBF Acq Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
17	LBF Travel Holdings, LLC	LBF Holdings Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94405
18	AVIA TRAVEL AND TOURS INC.	Avia Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

b. Location of chief place of business

	Company/Borrower	Location Name	Address	County/State/ZIP
1	C & H TRAVEL & TOURS, INC.	C&H Headquarters	4929 Wilshire Blvd., Ste. 310	Los Angeles, CA 90010
2	ExploreTrip IP Holdings, Inc.	ExploreTrip IP Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
3	ExploreTrip, Inc.	ExploreTrip Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

7

4	Hari-World Travel Group, Inc.	Hari-World Headquarters	15 W. 36th Street, 4th Floor	New York, NY 10018
5	Mondee Acquisition Company, Inc.	Mondee Acquisition Company Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
6	Mondee Holdings, LLC	Mondee Holdings Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
7	Mondee Holdings II, Inc.	Mondee Holdings II Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
8	Mondee, Inc.	Mondee, Inc. Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
9	SKYLINK TRAVEL, INC.	Skylink (California) Headquarters	18000 Studebaker Rd. Ste. 330	Cerritos, CA 90703
10	SKYLINK TRAVEL, INC.	Skylink (Illinois) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
11	SKYLINK TRAVEL INC.	Skylink (New York) Headquarters	15 W. 36th Street, 4th Floor	New York, NY 10018
12	Skylink Travel SFO Inc.	Skylink (SFO) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
13	SKYLINK TRAVEL INC	Skylink (Canada) Headquarters	45 Sheppard Ave East, Ste. 512	Toronto ON M2N 5W9
14	Trans Am Travel, Inc.	Trans Am Headquarters	7013 Backlick Ct.	Springfield, VA 22151
15	TransWorld Travel, Inc.	Transworld Travel Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
16	LBF Acquisition Corporation, Inc.	LBF Acq Headquarters	4545 Murphy Canyon Road, Suite 210	San Diego, CA 92123
17	LBF Holdings Headquarters	LBF Travel Holdings, LLC	4546 Murphy Canyon Road, Suite 210	San Diego, CA 92124
18	Avia Headquarters	AVIA TRAVEL AND TOURS INC.	4940 Long Beach Blvd, Suite B	Long Beach, CA 90805

8

c. Location of books & records

	Company/Borrower	Location Name	Address	County/State/ZIP
1	C & H TRAVEL & TOURS, INC.	C&H Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
2	ExploreTrip IP Holdings, Inc.	ExploreTrip IP Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
3	ExploreTrip, Inc.	ExploreTrip Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
4	Hari-World Travel Group, Inc.	Hari-World Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
5	Mondee Acquisition Company, Inc.	Mondee Acquisition Company Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
6	Mondee Holdings, LLC	Mondee Holdings Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
7	Mondee Holdings II, Inc.	Mondee Holdings II Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
8	Mondee, Inc.	Mondee, Inc. Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
9	SKYLINK TRAVEL, INC.	Skylink (California) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
10	SKYLINK TRAVEL, INC.	Skylink (Illinois) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
11	SKYLINK TRAVEL INC.	Skylink (New York) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
12	Skylink Travel SFO Inc.	Skylink (SFO) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
13	SKYLINK TRAVEL INC	Skylink (Canada) Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
14	Trans Am Travel, Inc.	Trans Am Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
15	TransWorld Travel, Inc.	Transworld Travel Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
16	LBF Acquisition Corporation, Inc.	LBF Acq Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
17	LBF Travel Holdings, LLC	LBF Holdings Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94405
18	AVIA TRAVEL AND TOURS INC.	Avia Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

9

Schedule IV

Deposit Accounts; Securities Accounts; Commodities Accounts

Deposit Accounts:

	Company/Borrower	Financial Institution	Purpose	Account Number
1	Hari-World Travel Group, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Disbursement/Operations	[***]
2	C & H TRAVEL & TOURS, INC.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Collections	[***]
3	SKYLINK TRAVEL INC. (NY)	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Collections	[***]
4	Mondee, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Collections	[***]
5	SKYLINK TRAVEL, INC. (CA)	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Disbursement/Operations	[***]
6	Mondee, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Disbursement/Operations	[***]
7	Hari-World Travel Group, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Collections	[***]
8	Mondee, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Collateral	[***]
9	Mondee, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Holding	[***]
10	Mondee, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Holding	[***]
11	Mondee, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Holding	[***]
12	Exploretrip, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Collections	[***]
13	C & H TRAVEL & TOURS, INC.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Collections	[***]

14	Trans Am Travel, Inc.	Bridge Bank 55 Almaden Blvd., Ste. 100, San Jose, CA 95113	Disbursement/Operations	[***]
15	C & H TRAVEL & TOURS, INC.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
16	Hari-World Travel Group, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
17	SKYLINK TRAVEL INC. (NY)	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
18	Trans Am Travel, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
19	C & H TRAVEL & TOURS, INC.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
20	Hari-World Travel Group, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
21	Mondee, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
22	C & H TRAVEL & TOURS, INC.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Disbursement/Operations	[***]
23	SKYLINK TRAVEL INC. (NY)	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
24	Trans Am Travel, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]
25	Mondee, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Disbursement/Operations	[***]
26	Hari-World Travel Group, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Disbursement/Operations	[***]
27	SKYLINK TRAVEL INC. (NY)	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Disbursement/Operations	[***]
28	Trans Am Travel, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Disbursement/Operations	[***]
29	Mondee, Inc.	Bank of America 555 California St., 11th Floor, San Francisco, CA 94104	Collections	[***]

11

30	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Holding	[***]
31	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
32	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
33	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Holding	[***]
34	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
35	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
36	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
37	Mondee, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
38	Hari-World Travel Group, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
39	Hari-World Travel Group, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
40	Hari-World Travel Group, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
41	SKYLINK TRAVEL, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
42	SKYLINK TRAVEL, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
43	SKYLINK TRAVEL, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
44	Trans Am Travel, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
45	Trans Am Travel, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]

12

46	Trans Am Travel, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
47	ExploreTrip, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
48	ExploreTrip, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
49	ExploreTrip, Inc.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
50	C & H TRAVEL & TOURS, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
51	C & H TRAVEL & TOURS, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Collections	[***]
52	C & H TRAVEL & TOURS, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
53	C & H TRAVEL & TOURS, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
54	C & H TRAVEL & TOURS, INC.	MUFG Union Bank 400 California Street, San Francisco, CA 94104	Disbursement/Operations	[***]
55	Mondee, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Collateral	[***]
56	Mondee, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Disbursement/Operations	[***]
57	Mondee, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Collections	[***]
58	Hari-World Travel Group, Inc.	Bank of India 277 Park Avenue, New York, NY 10017	Collateral	[***]
59	Hari-World Travel Group, Inc.	Bank of India 277 Park Avenue, New York, NY 10017	Collateral	[***]
60	Mondee, Inc.	Wells Fargo Bank 400 Hamilton Ave., 2nd Floor, Palo Alto, CA 94301	Collections	[***]
61	Trans Am Travel, Inc.	Wells Fargo Bank 400 Hamilton Ave., 2nd Floor, Palo Alto, CA 94301	Collections	[***]

13

62	Trans Am Travel, Inc.	Wells Fargo Bank 400 Hamilton Ave., 2nd Floor, Palo Alto, CA 94301	Collateral	[***]
63	C & H TRAVEL & TOURS, INC.	Wells Fargo Bank 400 Hamilton Ave., 2nd Floor, Palo Alto, CA 94301	Collections	[***]
64	SKYLINK TRAVEL INC. (CANADA)	Royal Bank of Canada 111 Grangeway Ave., 2/F, Scarborough, Ontario M1H 3E9	Disbursement/Operations	[***]
65	SKYLINK TRAVEL INC. (CANADA)	Royal Bank of Canada 111 Grangeway Ave., 2/F, Scarborough, Ontario M1H 3E9	Collections	[***]
66	SKYLINK TRAVEL INC. (CANADA)	Royal Bank of Canada 111 Grangeway Ave., 2/F, Scarborough, Ontario M1H 3E9	Collections	[***]
67	SKYLINK TRAVEL INC. (CANADA)	Royal Bank of Canada 111 Grangeway Ave., 2/F, Scarborough, Ontario M1H 3E9	Collections	[***]
68	SKYLINK TRAVEL INC. (CANADA)	Royal Bank of Canada 111 Grangeway Ave., 2/F, Scarborough, Ontario M1H 3E9	Collateral	[***]
69	LBF Travel, Inc.[1]	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
70	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
71	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
72	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
73	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]

[1]

Note to SRZ: Accounts designated in the name of LBF Travel, Inc. are under review whether they are expected to be administratively transferred to LBF Travel Holdings, LLC post-closing or will remain in LBF Travel Inc.’s name with assets transferred to Mondee controlled accounts.

14

74	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
75	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
76	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
77	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
78	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
79	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
80	LBF Travel, Inc.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
81	LBF Travel, Inc.	U.S. Bank 425 Walnut Street, Cincinnati, Ohio 45202	Deposit	[***]
82	LBF Travel, Inc.	U.S. Bank 425 Walnut Street, Cincinnati, Ohio 45202	Deposit	[***]
83	LBF Travel, Inc.	U.S. Bank 425 Walnut Street, Cincinnati, Ohio 45202	Deposit	[***]
84	LBF Travel, Inc.	Univest 14 N Main St, Souderton, PA 18964	Deposit	[***]
85	LBF Travel, Inc.	Univest 14 N Main St, Souderton, PA 18964	Deposit	[***]
86	AVIA TRAVEL AND TOURS INC.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
87	AVIA TRAVEL AND TOURS INC.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
88	AVIA TRAVEL AND TOURS INC.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
89	AVIA TRAVEL AND TOURS INC.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]

15

90	AVIA TRAVEL AND TOURS INC.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
91	AVIA TRAVEL AND TOURS INC.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]
92	AVIA TRAVEL AND TOURS INC.	JP Morgan Chase 560 Mission Street, 4th Floor, San Francisco, CA 94105	Deposit	[***]

Securities Accounts:

None.

Commodities Accounts:

None.

16

Schedule V

UCC Financing Statements

Name of Grantor	Filing Office
C & H TRAVEL & TOURS, INC.	California
ExploreTrip IP Holdings, Inc.	Delaware
ExploreTrip, Inc.	Delaware
Hari-World Travel Group, Inc.	Delaware
Mondee Acquisition Company, Inc.	Delaware
Mondee Holdings, LLC	Delaware
Mondee Holdings II, Inc.	Delaware
Mondee, Inc.	Delaware
SKYLINK TRAVEL, INC.	California
SKYLINK TRAVEL, INC.	Illinois
SKYLINK TRAVEL INC.	New York
Skylink Travel SFO Inc.	California
SKYLINK TRAVEL INC.	Washington DC
Trans Am Travel, Inc.	Virginia
TransWorld Travel, Inc.	Delaware
LBF Acquisition Corporation, Inc.	Delaware
LBF Travel Holdings, LLC	Delaware
AVIA TRAVEL AND TOURS INC.	California

Schedule VI

Commercial Tort Claims

None.

Schedule VII

Pledged Debt

Promissory Note between Mondee Group LLC and Mondee Holdings LLC dated as of March 25, 2016

Schedule VIII

Pledged Equity

Name of Entity/Issuer	Jurisdiction	Owner/Pledgor	Percentage Ownership	Percentage Pledged	Equity Interests	Equity Interests Pledged
C & H TRAVEL & TOURS, INC.	CA	Mondee, Inc.	[***]	[***]	[***]	[***]
Mondee Acquisition Company, Inc.	DE	Mondee, Inc.	[***]	[***]	[***]	[***]
Mondee Holdings II, Inc.	DE	Mondee Holdings, LLC	[***]	[***]	[***]	[***]
Mondee, Inc.	DE	Mondee Holdings II, Inc.	[***]	[***]	[***]	[***]
ExploreTrip IP Holdings, Inc.	DE	Mondee, Inc.	[***]	[***]	[***]	[***]
ExploreTrip, Inc.	DE	Mondee, Inc.	[***]	[***]	[***]	[***]
Hari-World Travel Group, Inc.	DE	Mondee, Inc.	[***]	[***]	[***]	[***]
SKYLINK TRAVEL, INC.	CA	Mondee, Inc.	[***]	[***]	[***]	[***]
SKYLINK TRAVEL, INC.	IL	Mondee, Inc.	[***]	[***]	[***]	[***]

Name of Entity/Issuer	Jurisdiction	Owner/Pledgor	Percentage Ownership	Percentage Pledged	Equity Interests	Equity Interests Pledged
SKYLINK TRAVEL INC. (“SkyLink NY”)	NY	Mondee, Inc.	[***]	[***]	[***]	[***]
SKYLINK TRAVEL INC. (“SkyLink Canada”)	CANADA	Mondee, Inc.	[***]	[***]	[***]	[***]
Skylink Travel SFO Inc.	CA	Mondee, Inc.	[***]	[***]	[***]	[***]
Touram IT Private Limited	INDIA	SkyLink NY	[***]	[***]	[***]	[***]
Touram IT Private Limited	INDIA	SkyLink Canada	[***]	[***]	[***]	[***]
Trans Am Travel, Inc.	VA	Mondee, Inc.	[***]	[***]	[***]	[***]
TransWorld Travel, Inc.	DE	Mondee, Inc.	[***]	[***]	[***]	[***]
LBF Acquisition Corporation, Inc.	DE	Mondee, Inc.	[***]	[***]	[***]	[***]
LBF Travel Holdings, LLC	DE	LBF Acquisition Corporation, Inc.	[***]	[***]	[***]	[***]
AVIA TRAVEL AND TOURS INC.	CA	LBF Travel Holdings, LLC	[***]	[***]	[***]	[***]

21

Name of Entity/Issuer	Jurisdiction	Owner/Pledgor	Percentage Ownership	Percentage Pledged	Equity Interests	Equity Interests Pledged
LBF Travel India Private Limited	INDIA	LBF Travel Holdings, LLC	[***]	[***]	[***]	[***]
LBF Travel India Private Limited	INDIA	Mondee, Inc.	[***]	[***]	[***]	[***]
BookingWiz Thailand Ltd.	THAILAND	Mondee, Inc.	[***]	[***]	[***]	[***]
Star Advantage Limited t/a Alta World Tour	IRELAND	LBF Travel Holdings, LLC	[***]	[***]	[***]	[***]

22

EXHIBIT A

PLEDGE AMENDMENT

This Pledge Amendment, dated __________________ _____, _____, is delivered pursuant to Section 4 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated December 23, 2019, as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the “Security Agreement”) and that the Promissory Notes, Instruments or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Agent and become part of the Pledged Interests referred to in such Security Agreement and shall secure all of the Secured Obligations referred to in such Security Agreement.

Pledged Debt
Grantor	Name of Maker	Description	Original Principal Amount
____________	____________	____________	____________
____________	____________	____________	____________

Pledged Shares
Grantor	Name of Pledged Issuer	Number of Shares	Percentage of Outstanding Shares	Class	Certificate Number

[GRANTOR]

By:
Name:
Title:
TCW ASSET MANAGEMENT COMPANY LLC,
as the Agent

By:
Name:
Title:

Exh. A-1

EXHIBIT B

ASSIGNMENT OF SECURITY INTEREST - - [TRADEMARKS] [PATENTS]

[COPYRIGHTS]

WHEREAS, __________________ (the “Assignor”) [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the attached Schedule A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the attached Schedule A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the attached Schedule A, which copyrights are registered or applied for in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Assignor has entered into a Pledge and Security Agreement, dated December 23, 2019 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”), in favor of TCW Asset Management Company LLC, as the Agent for itself and certain lenders (in such capacity, together with its successors and assigns, if any, the “Assignee”); and

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the Secured Parties (as defined in the Security Agreement) a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the Assignee and the Secured Parties a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Exh. B-1

IN WITNESS WHEREOF, the Assignor has caused this Assignment of Security Interest to be duly executed by its officer thereunto duly authorized as of                        ,
20___.

[GRANTOR]

By:
Name:
Title:

Exh. B-2

SCHEDULE A TO ASSIGNMENT OF SECURITY INTEREST

[Trademarks and Trademark Applications]

[Patent and Patent Applications]

[Copyright and Copyright Applications]

Owned by ____________________________

Exh. B-3

EXHIBIT C

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

TCW Asset Management Company LLC, as Agent

1251 Avenue of the Americas, Suite 4700

New York, New York 10020

Ladies and Gentlemen:

Reference hereby is made to (a) the Financing Agreement, dated as of December 23, 2019 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”) by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, each a “Grantor” and collectively, the “Grantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent” and (b) the Pledge and Security Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of the Agent. Capitalized terms defined in the Financing Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Financing Agreement or the Security Agreement.

SECTION 1.Grant of Security. The undersigned hereby grants to the Agent, for the ratable benefit of each Secured Party, a security interest in, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

SECTION 2.Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, each of this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and

Exh. C-1

that would be owed by the undersigned to the Agent or any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3.Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement, and such supplemental Schedules include all of the information required to be scheduled to the Security Agreement and do not omit to state any information material thereto.

SECTION 4.Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.

SECTION 5.Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6.Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7.Loan Document. In addition to and without limitation of any of the foregoing, this Security Agreement Supplement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.

Very truly yours,

[NAME OF ADDITIONAL LOAN PARTY]

By:
Name:
Title:

Exh. C-2

Acknowledged and Agreed:

TCW ASSET MANAGEMENT COMPANY LLC,
as Agent

By:
Name:
Title:

Exh. C-3

EXHIBIT D

FORM OF IRREVOCABLE PROXY

(Interests of [ _______] (the “Issuer”))

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [___________] a [____________] (the “Grantor”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes TCW Asset Management Company LLC, a Delaware limited liability company, in its capacity as Agent for the Secured Parties (in such capacity, the “Proxy Holder”) under the Financing Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), to which the Proxy Holder, the Grantor, certain affiliates of the Grantor and the Lenders are a party, the attorney and proxy of the Grantor with full power of substitution and resubstitution, to the full extent of the Grantor’s rights with respect to all of the Pledged Interests (as defined in the Security Agreement, defined below) which constitute the Equity Interests of the Issuer (the “Interests”) owned by the Grantor. Upon the execution hereof, all prior proxies given by the Grantor with respect to any of the Interests are hereby revoked, and no subsequent proxies will be given with respect to any of the Interests.

This proxy is irrevocable, is coupled with an interest, and is granted pursuant to that certain Pledge and Security Agreement, dated as of December 23, 2019, by and among the Grantor, certain affiliates of the Grantor and Proxy Holder (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) for the benefit of Proxy Holder in consideration of the credit extended pursuant to the Financing Agreement. Capitalized terms used herein but not otherwise defined in this Irrevocable Proxy have the meanings ascribed to such terms in the Security Agreement.

The Proxy Holder named above will be empowered and may exercise this Irrevocable Proxy to vote the Interests at any and all times after the occurrence and during the continuation of an Event of Default, including, but not limited to, at any meeting of the [members/board] of the Issuer, however called, and at any adjournment thereof, or in any written action by consent of the [members/board] of the Issuer. This Irrevocable Proxy shall remain in effect with respect to the Interests until the Termination Date, and will continue to be effective or automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by Proxy Holder as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, all as though such payment had not been made (provided, that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Proxy Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations), notwithstanding any time limitations set forth in the [operating agreement/by-laws] and other organization documents of the Issuer or the [Limited Liability Company Act/Corporations Act] of the State of [__________].

Exh. D-1

Any obligation of the Grantor hereunder shall be binding upon the heirs, successors, and assigns of the Grantor (including, without limitation, any transferee of any of the Interests).

[Signature Page Follows]

Exh. D-2

IN WITNESS WHEREOF, the Grantor has executed this Irrevocable Proxy as of this [__] day of [_______ __], 201[_].

[ _________________________________________]

By:
Print Name:
Title:

EXHIBIT E

FORM OF REGISTRATION PAGE

[Issuer]

[Stock/Membership/Partnership] Ledger as of          ,           *

Name	Certificate No.	Number of Interests

Acknowledged By:

[Issuer]

By:
Print Name:
Title:

*To Remain Blank - Not Completed at Closing